UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2024

ENVESTNET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34835	20-1409613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Chesterbrook Boulevard, Suite 250 Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)

(312) 827-2800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.005 per share	ENV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retention Awards

In connection with the proposed merger between Envestnet, Inc., a Delaware corporation (the “Company”), BCPE Pequod Buyer, Inc., a Delaware corporation (“Parent”), and BCPE Pequod Merger Sub, Inc., a Delaware corporation and a wholly-owned Subsidiary of Parent (the “Merger”), as reported on the Company’s Current Report on Form 8-K filed on July 11, 2024, the Company entered into retention bonus agreements (the “Retention Agreements”) with Joshua Warren, the Company’s Chief Financial Officer, and Shelly O’Brien, the Company’s Chief Legal Officer, General Counsel and Corporate Secretary. Pursuant to the Retention Agreements, Mr. Warren and Ms. O’Brien are eligible to receive a cash payment from the Company in the amounts of $1,000,000 and $900,000, respectively, subject to applicable taxes and withholdings (the “Retention Bonuses”). The Retention Bonuses are payable 50% at the effective time of the Merger (the “Effective Time”) and 50% on the twelve-month anniversary of the Effective Time, in each case, subject to the executive’s continued employment through such dates, unless such executive’s employment is terminated by the Company without “cause” or due to “disability” or death, as such terms are defined in the Retention Agreement.

The foregoing description of the Retention Agreements is a summary only and is qualified in its entirety by reference to the complete terms and conditions as set forth in the Retention Agreements, the form of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains and the Company’s other filings and press releases may contain forward-looking statements. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements give the Company’s current expectations relating to the Company’s financial condition, results of operations, plans, objectives, future performance and business including, without limitation, statements regarding the Merger and related transactions, the expected closing of the Merger and the timing thereof, and as to the financing commitments. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely” and other words and terms of similar meaning. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, the Company.

Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the Merger may not be completed on the anticipated terms in a timely manner or at all, which may adversely affect the Company’s business and the price of the shares of the Company’s common stock, par value $0.005 per share (the “Common Shares”); (ii) the failure to satisfy any of the conditions to the consummation of the Merger, including the receipt of certain regulatory approvals and the affirmative vote of holders of a majority of the outstanding Common Shares; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, including in circumstances requiring the Company to pay a termination fee; (iv) the effect of the announcement or pendency of the Merger on the Company’s business relationships, operating results and business generally; (v) risks that the Merger disrupts the Company’s current plans and operations (including the ability of certain customers to terminate or amend contracts upon a change of control); (vi) the Company’s ability to retain, hire and integrate skilled personnel including the Company’s senior management team and maintain relationships with key business partners and customers, and others with whom it does business, in light of the Merger; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) unexpected costs, charges or expenses resulting from the Merger; (ix) the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Merger; (x) potential litigation relating to the Merger that could be instituted against the parties to the merger agreement or their respective directors, managers or officers, the effects of any outcomes related thereto; (xi) the impact of adverse general and industry-specific economic and market conditions; (xii) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) uncertainty as to timing of completion of the Merger; (xiv) risks that the benefits of the Merger are not realized when and as expected; (xv) legislative, regulatory and economic developments; (xvi) those risk and uncertainties set forth under the headings “Forward Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission (the “SEC”), as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (xvii) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below.

The Company cautions you that the important factors referenced above may not contain all the factors that are important to you. These risks, as well as other risks associated with the Merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the Merger. There can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place significant weight on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.

Additional Information and Where to Find It

This communication is being made in connection with the Merger. In connection with the Merger, the Company plans to file a proxy statement and certain other documents regarding the Merger with the SEC. The definitive proxy statement (if and when available) will be mailed to shareholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Shareholders will be able to obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the Merger at the SEC’s website (http://www.sec.gov). In addition, the Company’s shareholders will be able to obtain, free of charge, copies of such documents filed by the Company at the Company’s website (https://investor.envestnet.com/). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 1000 Chesterbrook Boulevard, Suite 250, Berwyn, Pennsylvania, 19312.

Participants in Solicitation

The Company, its respective directors and certain of its executive officers may be deemed to be “participants” (as defined under Section 14(a) of the Securities Exchange Act of 1934) in the solicitation of proxies from shareholders of the Company with respect to the potential transaction. Information about the identity of Company’s directors is set forth in the Company’s proxy statement on Schedule 14A filed with the SEC on April 5, 2024 (the “2024 Proxy”) (and available here). Information about the compensation of Company’s directors is set forth in the section entitled “Director Compensation” starting on page 23 of the 2024 Proxy (and available here) and information about the compensation of the Company’s executive officers is set forth in the section entitled “Executive Compensation|” staring on page 32 of the 2024 Proxy (and available here). Transactions with related persons (as defined in Item 404 of Regulation S-K promulgated under the Securities Act of 1933) are disclosed in the section entitled “Related Party Transactions” starting on page 20 of the 2024 Proxy (and available here). Information about the beneficial ownership of Company securities by Company’s directors and named executive officers is set forth in the section entitled “Security Ownership of Management” on page 84 of the 2024 Proxy (and available here) and in the section entitled “Security Ownership of Certain Beneficial Owners” starting on page 85 of the 2024 Proxy (and available here).

Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the Merger when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at https://investor.envestnet.com/.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Exhibit Description
10.1	Form Retention Agreement.
104	The cover page of this Current Report on Form 8-K formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2024

ENVESTNET, INC.

By:	/s/ Shelly O’Brien
Shelly O’Brien
Chief Legal Officer, General Counsel and Corporate Secretary

[Signature Page to Form 8-K]

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